SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K / A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 2, 1995

                                 Kaye Group Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-21988                13-3719772
(State of other jurisdiction           (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                              122 East 42nd Street
                              New York, N.Y. 10168
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 338-2100

                    Former Name: Old Lyme Holding Corporation
          (Former name or former address, if changed since last report)


                             Exhibit Index on page 4
                                page 1 of 5 pages

                                 Kaye Group Inc.
                            Commission File # 0-21988
                                  Form 8-K / A


Form 8-K/A is being amended to reflect the restatement of the benefit in lieu of income taxes as presented on the Unaudited Proforma Condensed Combined Statement of Income for the six months ended June 30, 1995.

Accordingly, Item 7 is hereby amended to read in its entirety as follows:

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

        (a)  Financial Statements of Business Acquired.

               i)   The following financial statements for the acquired business
                    (The  Kaye   Brokerage   Business)   are   attached   hereto
                    (Attachment I):

                    Unaudited Combined Balance Sheet as of June 30, 1995

                    Unaudited  Combined  Statements  of Income  and  Changes  in
                     Deficit for the six months ended June 30, 1995 and 1994

                    Unaudited  Combined  Statements  of Cash  Flows  for the six
                     months ended June 30, 1995 and 1994

                    Note to the Consolidated Combined Financial Statements

                    Financial  Statements of the Kaye  Brokerage  Business as of
                     March 31, 1995 and December 31, 1994 and 1993 and for the years ended December 31, 1994, 1993 and 1992, and for the three month period ended March 31, 1995 and 1994 have been previously reported in the Registrant's Proxy Statement filed August 10, 1995.

        (b)  Proforma Financial Information.

               i) The following Unaudited Proforma Financial statements are attached hereto (Attachment II):

                    Unaudited  Proforma  Condensed  Combined Balance Sheet as of
                     June 30, 1995

                    Unaudited  Proforma  Condensed  Combined Statement of Income
                     for the six months ended June 30, 1995 and 1994

                    Notes to the Unaudited Proforma Condensed Combined Financial
                     Statements

                    The  Unaudited   Proforma   Condensed   Combined   Financial
                     Statements as of March 31, 1995 and for the years ended December 31, 1994, 1993 and 1992, and for the three month period ended March 31, 1995 and 1994 have been previously reported in the Registrant's Proxy Statement filed August 10, 1995.

        (c)  Exhibits.

        2.1  Acquisition  Agreement,  dated  as of August 3,  1995,  among  Kaye
             Group Inc. (formerly Old Lyme Holding Corporation), Kaye International L.P., certain individuals and Kaye Holding Corp. (Incorporated by reference from Form 8-K dated October 16, 1995.)

                                  EXHIBIT INDEX

Exhibit No.                        Document                               Page
- -----------                        --------                               ----
   2.1          Acquisition  Agreement,  dated  as of  August  3,
                1995,  among Kaye Group Inc.  (formerly  Old Lyme
                Holding  Corporation),  Kaye International  L.P.,
                certain   individuals   and  Kaye  Holding  Corp.
                (Incorporated  by  reference  from Form 8-K dated
                October 16, 1995.)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KAYE GROUP INC.


                                                By:     /s/ Michael P. Sabanos
                                                        ------------------------
                                                Name:   Michael P. Sabanos
                                                Title:  Senior Vice President &
                                                        Chief Financial Officer



Dated:  August 12, 1996

                                                                                                 Attachment I
     Index to Combined Financial Statements for the Kaye Brokerage Business
                                                                                                 Page
                                                                                                 ----
Unaudited Interim Financial Statements:
         Combined Balance Sheet as of June 30, 1995 ............................................ I-2

         Combined Statements of Income and Changes in Deficit for the six months ended
         June 30, 1995 and 1994 ................................................................ I-3

         Combined Statements of Cash Flows for the six months ended June 30, 1995 and 1994 .............................................................................. I-4

         Note to Combined Financial Statements.................................................. I-5

                          THE KAYE BROKERAGE BUSINESS
                             COMBINED BALANCE SHEET
                               As of June 30, 1995
                                 (in thousands)
                                   (unaudited)


ASSETS:

Current assets:
 Cash and cash equivalents (including short-term investments and funds held   $  28,898
          in a fiduciary capacity of $26,767)
 Accounts receivable (net of allowance of $184)                                  52,285
 Accounts receivable - Program Brokerage Corp.                                    9,305
 Prepaid expenses and other assets                                                  447
                                                                              ---------

                        Total current assets                                     90,935

 Fixed assets (net of accumulated depreciation of $5,882)                         2,675
 Expiration lists (net of accumulated amortization of $1,046)                     2,646
 Organization costs (net of accumulated amortization of $1,944)                     707
 Other assets                                                                     1,148
                                                                              ---------

                        Total combined assets                                 $  98,111
                                                                              =========

LIABILITIES:

Current liabilities:
 Premiums payable                                                             $  88,687
 Premiums payable - Program Brokerage Corp.                                       3,627
 Notes payable - Old Lyme Holding Corp.                                           1,400
                          - Others                                                  395
 Other current liabilities                                                        6,923
                                                                              ---------

                        Total current liabilities                               101,032

 Notes payable - Old Lyme Holding Corp.                                           5,700
               - Kaye International L.P.                                          6,000
               - Others                                                             792
                                                                              ---------

                        Total combined liabilities                              113,524
                                                                              ---------

COMMITMENTS AND CONTINGENCIES

DEFICIT:

 Combined deficit                                                               (15,413)
                                                                              ---------

Total combined deficit                                                          (15,413)
                                                                              ---------

                        Total combined liabilities and deficit                $  98,111
                                                                              =========


             See accompanying note to combined financial statements.

                          THE KAYE BROKERAGE BUSINESS
              COMBINED STATEMENTS OF INCOME AND CHANGES IN DEFICIT
                                 (in thousands)



                                                                                                       Six Months Ended June 30
                                                                                                    -------------------------------
                                                                                                      1995                  1994
                                                                                                    --------              --------
                                                                                                   (unaudited)           (unaudited)
Revenues:
       Commissions and fees, net                                                                    $ 12,149              $ 15,750
       Commissions and fees, net - related parties                                                       667                 1,068
       Interest and dividends                                                                            530                   358
                                                                                                    --------              --------

                 Total revenues                                                                       13,346                17,176
                                                                                                    --------              --------

Expenses:
       Salaries and benefits                                                                           9,783                11,024
       Other operating expenses                                                                        6,048                 5,919
                                                                                                    --------              --------

                 Total expenses                                                                       15,831                16,943
                                                                                                    --------              --------

                 Operating income (loss)                                                              (2,485)                  233

Interest expense                                                                                         729                   670
                                                                                                    --------              --------

                 Loss before income taxes and cumulative
                 effect of change in accounting principle                                             (3,214)                 (437)

Provision for income taxes
                                                                                                    --------              --------

                 Loss before cumulative effect of change in
                 accounting principle                                                                 (3,214)                 (437)

Cumulative effect of change in accounting principle                                                                          1,652
                                                                                                    --------              --------

                 Net income (loss)                                                                    (3,214)                1,215

Combined deficit, beginning of the period                                                            (11,782)              (11,439)

Increase in net advances from KILP                                                                       194                   272

Decrease in contributed capital, non-cash                                                               (611)
                                                                                                    --------              --------

Combined deficit, end of the period                                                                 $(15,413)             $ (9,952)
                                                                                                    ========              ========


             See accompanying note to combined financial statements.

                          THE KAYE BROKERAGE BUSINESS
                        COMBINED STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                                        Six Months Ended June 30,
                                                                                                       --------------------------
                                                                                                         1995              1994
                                                                                                       --------          --------
                                                                                                      (unaudited)       (unaudited)
Cash flows from operating activities:
     Net (loss) income                                                                                 $ (3,214)         $  1,215

Adjustments  to reconcile  net income  (loss) to net cash  provided by operating activities:
         Depreciation and amortization                                                                      835               874
          Decrease (increase) in assets:
         Accounts receivable                                                                             34,146             8,748
         Prepaid expenses and other current assets                                                          393             1,593
         Other assets                                                                                       304               934
          Increase (decrease) in liabilities:
         Premiums payable                                                                               (12,556)          (12,726)
         Other liabilities                                                                               (1,627)             (255)
                                                                                                       --------          --------

              Net cash provided by operating activities                                                  18,281               383
                                                                                                       --------          --------

Cash flows from investing activities:
         Purchase of fixed assets                                                                          (197)             (409)
                                                                                                       --------          --------

              Net cash used for investing activities                                                       (197)             (409)
                                                                                                       --------          --------

Cash flows from financing activities:
         Repayment of loan principal                                                                     (7,152)           (1,000)
         Proceeds from borrowings - Old Lyme Holding Corp.                                                7,100                 0
         Repayment of finance company notes                                                                (175)              (64)
         Proceeds from borrowings - finance company notes                                                   168               138
         Increase in net advances from KILP                                                                 194               272
                                                                                                       --------          --------

              Net cash provided by (used for) financing activities                                          135              (654)
                                                                                                       --------          --------

         Increase (decrease) in cash and cash equivalents                                                18,219              (680)

         Cash and cash equivalents, beginning of period                                                  10,679            14,874
                                                                                                       --------          --------

         Cash and cash equivalents, end of period                                                      $ 28,898          $ 14,194
                                                                                                       ========          ========


Supplemental cash flow disclosure:
         Interest paid                                                                                 $    847          $    683
                                                                                                       ========          ========


            See accompanying note to combined financial statements.

                      NOTE TO COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. General

         These combined financial statements include all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, considered necessary for a fair presentation of the results of the periods presented. The reported results for the six month period ended June 30, 1995 are not necessarily indicative of the results to be expected for the full year.
These financial statements should be read in conjunction with the combined financial statements of the Kaye Brokerage Business as of December 31, 1994 and for each of the three years in the period ended December 31, 1994 which financial statements are included as an annex to the Proxy Statement filed previously with the Securities and Exchange Commission.

                                                                                        Attachment II
       Index to Unaudited Proforma Condensed Combined Financial Statements


                                                                                                 Page
                                                                                                 ----
Unaudited Proforma Condensed Combined Financial Statements:
         Unaudited Proforma Condensed Combined Balance Sheet as of
         June 30, 1995 .......................................................................   II-2

         Unaudited Proforma Condensed Combined Statement of Income for the
         six months ended June 30, 1995 ......................................................   II-3

         Unaudited Proforma Condensed Combined Statement of Income for the
         six months ended June 30, 1994 ......................................................   II-4

         Notes to Unaudited Proforma Condensed Combined Financial Statements..................   II-5

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 1995
                                 (in thousands)


                                                                             Kaye
                                                               The         Brokerage                   Pro Forma
                                                             Company       Business       Total       Adjustments       Pro Forma
                                                            ---------      ---------    ---------     -----------       ---------
ASSETS:

     Investments                                            $  38,386                   $  38,386                      $  38,386
     Cash and cash equivalents                                 11,055      $  28,898       39,953                         39,953
     Interest and dividends receivable                          1,019                       1,019                          1,019
     Premium balances receivable                               16,768         61,590       78,358      $ (12,932)(1)      65,426
     Funds held under deposit contracts                         7,908                       7,908                          7,908
     Deferred acquistion cost                                   2,097                       2,097                          2,097
     Deferred income taxes                                        855                         855          2,238 (2)       3,093
     Other assets                                               4,252          7,623       11,875                         11,875
                                                            ---------      ---------    ---------      ---------       ---------

                Total assets                                $  82,340      $  98,111    $ 180,451      $ (10,694)      $ 169,757
                                                            =========      =========    =========      =========       =========


LIABILITIES :


     Unpaid losses and loss expenses                        $  13,995                   $  13,995                      $  13,995
     Unearned premium reserves                                  6,345                       6,345                          6,345
     Premiums payable                                          16,315      $  92,314      108,629      $ (12,932)(1)      95,697
     Notes payable                                              7,100         14,287       21,387         (7,100)(4)      14,287
     Deposit - reinsurance                                      6,947                       6,947                          6,947
     Other liabilities                                          2,338          6,923        9,261          1,000 (3)      10,751
                                                                                                             490 (5)
                                                            ---------      ---------    ---------      ---------       ---------

                Total liabilities                              53,040        113,524      166,564        (18,542)        148,022
                                                            ---------      ---------    ---------      ---------       ---------


Minority interest in equity of Acquisition Sub                                                             3,827 (6)       3,827
                                                                                                       ---------       ---------


STOCKHOLDERS' EQUITY (DEFICIT):

     Combined common stockholders' equity                      29,300        (15,413)      13,887          2,238 (2)      17,908
                                                                                                          (1,000)(3)
                                                                                                           7,100 (4)
                                                                                                            (490)(5)
                                                                                                          (3,827)(6)
                                                            ---------      ---------    ---------      ---------       ---------

                Total stockholders' equity (deficit)           29,300        (15,413)      13,887          4,021          17,908
                                                            ---------      ---------    ---------      ---------       ---------

                Total liabilities and
                          stockholders' equity (deficit)    $  82,340      $  98,111    $ 180,451      $ (10,694)      $ 169,757
                                                            =========      =========    =========      =========       =========


           See accompanying notes to the unaudited pro forma condensed combined financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                      (in thousands except per share data)


                                                                              Kaye
                                                             The            Brokerage                     Pro Forma
                                                           Company          Business       Total         Adjustments      Pro Forma
                                                           --------         --------      --------       -----------      ---------
Revenues

   Net premiums earned                                     $  9,640                       $  9,640                         $  9,640
   Commissions and fees                                                     $ 12,816        12,816         $   (667)(1)      12,149
   Interest and dividends                                     1,496              530         2,026              (79)(1)       1,947
   Net realized losses on investments                           (31)                           (31)                             (31)
                                                           --------         --------      --------         --------        --------

              Total revenues                                 11,105           13,346        24,451             (746)         23,705
                                                           --------         --------      --------         --------        --------
Expenses

   Salaries and benefits                                      1,562            9,783        11,345             (412)(1)      10,933
   Other operating expenses                                   3,620            6,048         9,668             (255)(1)       9,413
   Losses and loss expenses                                   2,049                          2,049                            2,049
                                                           --------         --------      --------         --------        --------

              Total expenses                                  7,231           15,831        23,062             (667)         22,395
                                                           --------         --------      --------         --------        --------

              Operating income (loss)                         3,874           (2,485)        1,389              (79)          1,310

Interest expense                                                                (729)         (729)              79 (1)        (650)
                                                           --------         --------      --------         --------        --------

     Income (loss) before income taxes and
          minority interest                                   3,874           (3,214)          660                              660
     Provision for income taxes                              (1,097)                        (1,097)                          (1,097)
     Benefit in lieu of income taxes                                                                            912 (3)         912
                                                           --------         --------      --------         --------        --------

     Income (loss) before minority interest                   2,777           (3,214)         (437)             912             475

      Minority interest                                                                                         (84)(2)         (84)
                                                           --------         --------      --------         --------        --------

     Net income (loss)                                     $  2,777         $ (3,214)     $   (437)        $    828        $    391
                                                           ========         ========      ========         ========        ========

Earnings per Share:

     Historical                                            $   0.40
                                                           ========

     Reflecting (charge) benefit in lieu of
          income taxes                                     $   0.40                                                        $   0.06
                                                           ========                                                        ========

Weighted average shares outstanding:                          7,020                                                           7,020
                                                           ========                                                        ========


                  See accompanying notes to unaudited pro forma
                    condensed combined financial statements

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                      (in thousands except per share data)


                                                                              Kaye
                                                              The           Brokerage                       Pro Forma
                                                            Company         Business         Total         Adjustments     Pro Forma
                                                            --------        --------        --------       -----------     ---------
Revenues

   Net premiums earned                                      $  9,302                        $  9,302                       $  9,302
   Commissions and fees                                                     $ 16,818          16,818        $ (1,068)(1)     15,750
   Interest and dividends                                      1,370             358           1,728                          1,728
   Net realized losses on investments                             (3)                             (3)                            (3)
                                                            --------        --------        --------        --------       --------

              Total revenues                                  10,669          17,176          27,845          (1,068)        26,777
                                                            --------        --------        --------        --------       --------
Expenses

   Salaries and benefits                                       1,340          11,024          12,364            (695)(1)     11,669
   Other operating expenses                                    2,617           5,919           8,536            (373)(1)      8,163
   Losses and loss expenses                                    2,538                           2,538                          2,538
                                                            --------        --------        --------        --------       --------

              Total expenses                                   6,495          16,943          23,438          (1,068)        22,370
                                                            --------        --------        --------        --------       --------

              Operating income (loss)                          4,174             233           4,407               0          4,407

Interest expense                                                                (670)           (670)                          (670)
                                                            --------        --------        --------        --------       --------

     Income (loss) before income taxes and
          minority interest                                    4,174            (437)          3,737                          3,737
     Provision for income taxes                               (1,236)                         (1,236)                        (1,236)
     Benefit in lieu of income taxes                                                               0             149 (3)        149
                                                            --------        --------        --------        --------       --------

     Income (loss) before minority interest                    2,938            (437)          2,501             149          2,649

      Minority interest                                                                                         (466)(2)       (466)
                                                            --------        --------        --------        --------       --------

     Income (loss) before cumulative effect of
          change in accounting principl*e                    $  2,938        $   (437)       $  2,501        $   (318)      $  2,183
                                                            ========        ========        ========        ========       ========

Cumulative effect of change in accounting
     principle:                                                                1,652           1,652
                                                            --------        --------        --------

     Net income (loss)                                      $  2,938        $  1,215        $  4,153
                                                            ========        ========        ========

Earnings per Share:

     Income before cumulative effect of
          change in accounting principle
     Historical                                             $   0.42
                                                            ========

     Reflecting (charge) benefit in lieu of
          income taxes                                      $   0.42                                                       $   0.31
                                                            ========                                                       ========

Weighted average shares outstanding:                           7,020                                                          7,020
                                                            ========                                                       ========


                 See accompanying notes to unaudited pro forma
                    condensed combined financial statements

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Basis of Presentation. The Company will combine the Brokerage Business with its operations. This combination will be accomplished as follows:

     (1) Old Lyme will transfer to Acquisition Sub all of the outstanding stock of the Insurance Companies and its two other direct wholly-owned subsidiaries, Program Brokerage and Claims Administration, and its other assets, in exchange for (i) 824,000 shares of Acquisition Sub Common Stock, representing 82.4% of the total outstanding Acquisition Sub Common Stock, and (i) the assumption by Acquisition Sub of Old Lyme's liabilities.

     (2) KILP will transfer all of its interests in the Brokerage Partnerships and certain related assets to Acquisition Sub in exchange for (i) 172,000 shares of Acquisition Sub Common Stock, representing 17.2% of the total outstanding Acquisition Sub Common Stock, and (i) the assumption by Acquisition Sub of certain KILP liabilities.

     (3) Certain individuals will transfer to Acquisition Sub all of their interests in the Brokerage Corporations in exchange for 4,000 shares of Acquisition Sub Common Stock representing 0.4% of the total outstanding Acquisition Sub Common Stock.

     (4) Acquisition Sub will contribute its interests in the Brokerage Partnerships to the Brokerage Corporations thereby causing the dissolution of the Brokerage Partnerships.

     The unaudited proforma condensed combined financial statements ("proforma financial statements") are presented for illustrative purposes only, giving effect to the Transaction and therefore are not necessarily indicative of the financial results or position that might have been achieved had the Transaction occurred as of an earlier date, nor are they necessarily indicative of the financial results or position which may occur in the future.

     The proforma financial statements give effect to the Transactions as a transfer and exchange between companies under common control. Accordingly, the assets and liabilities of the Brokerage Business will be combined with the Company at their historical costs in a manner similar to a pooling-of-interests. Upon restatement of the historical balance sheet, the initial period presented will reflect the net deficit of the Brokerage Business as of that date as a decrease in combined equity.

     The unaudited proforma condensed combined balance sheet is presented as of June 30, 1995, and includes, in accordance with reporting rules of the Securities and Exchange Commission (the"Commission"), the impact of all items directly related to the Transactions, whether of a recurring or non-recurring nature, that can be reasonably estimated and should be reported as of that date.

Proforma Adjustments-Balance Sheet at June 30, 1995. The unaudited proforma condensed combined balance sheet gives effect to the Transactions as if they had been consummated on June 30, 1995. The adjustments are as follows:

     (1) To eliminate intercompany receivables and payables of $12,932,000 related to premiums on business produced by the Brokerage Partnerships on behalf of the Company.

     (2) To record a net deferred tax asset on an assumed change in tax status of the Brokerage Partnerships at June 30, 1995 of $2,238,000. The Brokerage Partnerships and Brokerage Corporations are either limited partnerships or S Corporations under the Internal Revenue Code, and therefore, the individual partners or shareholders, rather than the companies, are liable for income taxes. Effective upon the Closing, the income or loss of the Brokerage Business will be included in the consolidated federal income tax return of the Company. The tax effect of the change in tax status of $2,238,000, reflected in the accompanying unaudited proforma balance sheet, represents net deferred tax benefits with respect to temporary differences (at June 30, 1995) between the financial reporting and tax bases of assets and liabilities of the Brokerage Business, principally amortization of expiration lists and deferred compensation, and accrual adjustment for commission income.

SFAS 109 requires a valuation allowance reducing the deferred tax asset if it is more likely than not that some portion of the assets will not be realized. Management believes it is more likely than not that all deferred tax assets are realizable based upon the past earnings history of the combined entity.

     (3) To record an estimate of the legal, investment banking, accounting, printing and other transaction costs directly related to the Acquisition of $1,000,000.

     (4) To eliminate intercompany loan of $7,100,000.

     (5) In accordance with statement of Financial Accounting Standards No.87 - "Employers Accounting for Pensions", KILP recorded an additional minimum liability of $490,000 with a corresponding charge directly to equity related to its defined benefit plan. At the Closing, Acquisition Sub will assume all obligations under the employee pension and benefit plans sponsored by KILP, in which the employees and officers of the Company and the Brokerage Partnerships presently participate.

     (6) To adjust for the minority interests in Acquisition Sub in the amount of $3,827,000 to be held by KILP and the individuals which are a party to the Acquisition Agreement. Such amount is based on the total combined equity before proforma adjustments of $13,887,000 plus net proforma adjustments of $7,848,000 times 17.6% (see Basis of presentation in these Notes to Unaudited Proforma Condensed Combined Financial Statements).

Proforma Adjustments-Statements of Income for the six months ended June 30, 1995 and 1994. The unaudited proforma condensed combined statements of income give effect to the Transactions as if they were a pooling of interests consummated at the beginning of 1992. The adjustments are as follows (dollars in thousands):

                                                                               June 30,
                                                                       ---------------------
                                                                       1995             1994
                                                                       ----             ----
(1)  To eliminate intercompany transactions and
     reclassify commissions on program business....................    $746            $1,068


(2)  To adjust for the minority interest in the
     earnings of Acquisition Sub after reflecting
     (charge) benefit in lieu of income taxes......................    $ 84            $  466

(3)  To record benefit in lieu of income taxes
     related to the combined results of operation
     based upon 34% of the Kaye Brokerage
     Business' (loss) before taxes and to adjust
     the effective tax rate to an annualized rate..................    $912            $  149